Exhibit 10.2

SIXTH AMENDMENT TO
AMENDED AND RESTATED INVENTORY FINANCING AND SECURITY AGREEMENT
I. Parties

This Sixth Amendment to Amended and Restated Inventory Financing and Security Agreement (“Amendment”) is effective as of August 4, 2017, and is made by and among the following parties:

A.
Ally Bank (Ally Capital in Hawaii, Mississippi, Montana and New Jersey), a Utah chartered state bank (“Bank”), with its principal executive office located at 6985 Union Park Center, Midvale, Utah 84047; and

B.
Ally Financial Inc., a Delaware entity (“Ally”) with a business office located at 5851 Legacy Circle, Suite 200, Plano, TX 75024 (together with Bank, the “Ally Parties,” and Bank and Ally each being an “Ally Party”); and

C.	Carvana, LLC, an Arizona limited liability company, with its principal executive office located at 1930 W. Rio Salado Parkway, Tempe, AZ 85281 (the “Dealership”).

II. Recitals

The essential facts relied on by Bank, Ally and the Dealership as true and complete, and giving rise to this Agreement, are as follows:

A.	The Ally Parties and the Dealership are parties to an Amended and Restated Inventory Financing and Security Agreement, effective as of July 27, 2015, as amended by:

(i)	a Letter Agreement, dated December 30, 2015, by and among the Ally Parties, the Dealership, Ernest C. Garcia II, and 2014 Fidel Family Trust;

(ii)	an Amendment to Amended and Restated Inventory Financing and Security Agreement, effective as of December 30, 2015;

(iii)	a Third Amendment to Amended and Restated Inventory Financing and Security Agreement, effective as of November 9, 2016;

(iv)	a Fourth Amendment to Amended and Restated Inventory Financing and Security Agreement, effective as of March 31, 2017; and

(v)	a Fifth Amendment to Amended and Restated Inventory Financing and Security Agreement, effective as of June 5, 2017

(collectively, the “IFSA”).

B. The parties desire to amend the IFSA as outlined in this Amendment.

III. Agreement

In consideration of the premises and the mutual promises in this Amendment, which are acknowledged to be sufficient, the Ally Parties and the Dealership agree to the following:
A. Capitalized terms used but not defined in this Amendment have the meanings given to them in the IFSA.

B. In connection with the Dealership’s request that the Ally Parties extend their commitment to provide financing, each of the Ally Parties commits to provide Inventory Financing to Dealership until December 31, 2018 (the “Extended Expiration Date”). At least 45 calendar days before the Extended Expiration Date, Dealership may request the Ally Parties extend this commitment by an additional period, and the Ally Parties may, in their sole discretion, so extend the commitment. If the Ally Parties extend the commitment term, then, at least 45 calendar days before the end of such term, the Dealership may request the Ally Parties extend the commitment, and the Ally Parties may, in their sole discretion, further extend the commitment. This modifies Subsection III.A(2)(a) of the IFSA.

C. Section III.A.3 of the IFSA is amended and restated in its entirety as follows:

3.	Amount of the Credit Line. The aggregate amount of the credit available pursuant to this Agreement (the “Credit Line”) shall be as follows:
(a)    From August 4, 2017 through December 31, 2017 - $275,000,000.00; and
(b)    From January 1, 2018 through December 31, 2018 - $350,000,000.00.

D.	Dealership will pay the Ally Parties a one-time non-refundable “Sixth Amendment Commitment Fee” equal to $[***], payable on the effective date of this Amendment.

E.	Effective as of August 1, 2017, the Interest rate is 1-M LIBOR Index Rate plus 365 basis points. This modifies Subsection III.B(1) of the IFSA.

F.
All other provisions of the IFSA remain unchanged and in full force and effect as written. In the event of a conflict between the terms of the IFSA and this Amendment, the terms of this Amendment prevail.

G.	Except as provided above, the IFSA and all other agreements between each of the Ally Parties and the Dealership remain in full force and effect as written.

H.	If any provision of this Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, all other provisions remain valid and enforceable.

I.	This Amendment:

a.	May be modified only by a writing signed by all parties.

b.
May be signed in counterparts, each of which is deemed an original, and all of which taken together constitute one and the same agreement. The signatures of the parties, exchanged via fax or e-mail, shall constitute and be deemed original signatures for all purposes.

c.	Binds and inures to the benefit of the parties and their respective successors and assigns.

d.	Constitutes the entire agreement of the parties with respect to its subject matter.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representative effective the date first written above
{Signature Page Follows}

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

	Ally Bank		Carvana, LLC
Signature:	/s/ Stephen B. Gambrel	Signature:	/s/ Mark Jenkins
By (Print):	Stephen B. Gambrel	By (Print):	Mark Jenkins
Title:	Authorized Representative	Title:	Chief Financial Officer
Date:	8/4/2017	Date:	8/4/2017

Ally Financial Inc.
Signature:	/s/ Stephen B. Gambrel
By (Print):	Stephen B. Gambrel
Title:	Authorized Representative
Date:	8/4/2017